UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2008

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (441) 295-2244

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 — BANKRUPTCY OR RECEIVERSHIP

On October 15, 2006 (the “Petition Date”) each of Sea Containers Ltd. (“SCL” or the “Company”), Sea Containers Services Ltd. (“SCSL”) and Sea Containers Caribbean Inc. (“SCC” and together with SCL and SCSL, each a “Debtor” and collectively the “Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the case entitled In re Sea Containers Ltd., et al., Case No. 06-11156 (KJC) (Jointly Administered).  Since the Petition Date, the Debtors have continued to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

On November 23, 2008 the Debtors filed the Fourth Amended Joint Plan pursuant to chapter 11 of the United States Bankruptcy Code (the “Plan”).  Terms which are defined in the Plan and capitalized but not otherwise defined herein have the respective meanings ascribed to them in the Plan.

On November 24, 2008, the Bankruptcy Court entered an order (Docket No. 2424) (the “Confirmation Order”) confirming the Plan.  Consummation of the Plan will occur if the conditions precedent enumerated in Article XII of the Plan are satisfied or waived.  The Debtors make no assurances as to whether the conditions to consummation of the Plan will be satisfied or waived or when the effective date of the Plan may occur.

The following summary only highlights certain provisions of the Plan and is not intended to be a complete description of, or substitute for, a full and complete reading of the Plan.  This summary is qualified in its entirety by reference to the full text of the Plan.

A copy of the Confirmation Order is attached as Exhibit 2.1 and a copy of the Plan as confirmed by the Bankruptcy Court is attached as Exhibit 2.2 to this Current Report on Form 8-K, and each is incorporated herein by reference.

Plan of Reorganization

The Plan contemplates the reorganization of SCL, the transfer of certain Container Interests (as defined in the Plan) to one or more newly formed entities (collectively referred to as “Newco” under the Plan), the issuance of a repatriation note to Newco reflecting a loan from Newco to enable the Reorganized SCL to fund its wind-down costs and satisfy the balance of the Secured Super-Priority Debtor-in-Possession Credit Agreement, by and among the Debtors and Wells Fargo Bank Northwest, N.A., and each of the several banks and other financial institutions or entities from time to time a party thereto, dated as of July 20, 2007 (the “DIP Facility”), and the resolution of the outstanding claims against and interests in the Debtors pursuant to section 1121(a) of the Bankruptcy Code.

In general, but subject to the specific provisions set forth in the Plan, the obligations owed to unsecured creditors of SCL will be satisfied by the distribution of equity interests in Newco, contributed on the Effective Date by SCL and distributed to creditors on a Pro Rata basis (as defined in the Plan) and the subsequent distribution of the residual value, if any, in Reorganized SCL, the Equalization-Related Employee Claim Trust, and the Non-Debtor Subsidiary Trust (each as defined in the Plan). Holders of SCL’s common shares will not receive any distribution on account of such interests, although such common shares will remain outstanding until the dissolution of Reorganized SCL under Bermuda law.

Newco’s registered office is anticipated to be maintained at Appleby, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda.  Newco’s administrative office where correspondence may be sent, is anticipated to be maintained at SeaCo Ltd. c/o SeaCo Services Ltd., 91 Waterloo Road, London, SE1 8RT, United Kingdom.  Further information concerning Newco is anticipated to be made available from January 1, 2009 on its website at:  www.seacoltd.com.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

Summary of Classification and Treatment of Allowed Claims and Interests

The Plan divides claims and interests against each Debtor into various classes.  Projected recoveries for holders of claims and interests under the Plan were set forth in Appendix C to the Disclosure Statement (the “Plan Recovery Analysis”).  The projected recoveries set forth in the Plan Recovery Analysis necessarily were based upon a variety of estimates and assumptions which may not be realized and are inherently subject to significant business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, many of which are beyond the Debtors’ control.  For a further description of these estimates and uncertainties refer to the Plan, the Disclosure Statement and the appendices thereto (including the Plan Recovery Analysis).

Conditions Precedent to Consummation

The following are included in the conditions precedent to consummation of the Plan that must be satisfied or waived in accordance with Article XII.C of the Plan:

•                                          The proposed exit facility (the “Exit Facility”) with Fortis Bank (Nederland) N.V. and DVB Bank S.E., shall have been executed and delivered by all of the entities that are parties thereto, and all conditions precedent to the consummation the Exit Facility shall have been waived or satisfied in accordance with the terms thereof, and funding pursuant to the Exit Facility shall have occurred;

•                                          The Confirmation Order shall have become a final order in form and substance acceptable to the Debtors;

•                                          The closing (the “GE SeaCo Settlement Closing”) pursuant to that certain Master Transaction Agreement dated August 14, 2008, as amended from time to time, by and among GE SeaCo SRL, GE SeaCo America LLC, SCL, SCSL, Quota Holdings, Ltd., Sea Containers SPC Ltd., Sea Containers America, Inc., General Electric Capital Corporation, Genstar Container Corporation, GE Capital Container SRL, and GE Capital Container Two SRL, shall have taken place;

•                                          The Plan Administrator, AlixPartners LLP or such other qualified person, shall have accepted appointment to act as administrator of the Plan;

•                                          The creditors’ scheme of arrangement between SCL and its scheme creditors pursuant to section 99 of the Companies Act 1981 of Bermuda shall have been sanctioned by order of the Supreme Court of Bermuda (the “Bermuda Court”), and become effective by delivery to the Registrar of Companies in Bermuda for registration (for a further discussion of this item and the status of proceedings in the Bermuda court, refer to “Other Events” below); and

•                                          The conditions set forth in Article VII of the Pension Schemes Settlement Agreement (as defined in the Plan) shall have been satisfied or waived by the 1983 Pension Scheme Trustees (in respect of any condition applying to the 1983 Pension Scheme) and/or the 1990 Pension Scheme Trustees (in respect of any condition applying to the 1990 Pension Scheme) (the “Pension Schemes Settlement Closing”).

Each of the conditions to consummation of the Plan must be satisfied or waived pursuant to Article XII.C of the Plan for the effective date of the Plan to occur.  The Debtors make no assurances as to whether the conditions to consummation of the Plan will be satisfied or waived or when the effective date of the Plan may occur.  For a further description of conditions to consummation of the Plan refer to Article XII.B of the Plan.

Information as to Assets and Liabilities

Information as to the unaudited assets and liabilities of the Debtors as of the most recent practicable date is contained in the Monthly Operating Report (“MOR”) for the month ended September 30, 2008, filed with the Securities and Exchange Commission (the “SEC”) in a Current Report on Form 8-K on November 7, 2008, and incorporated herein by reference.  The unaudited financial information reflected in the MOR does not reflect the valuation of assets or treatment of claims under the Plan, the Pension Schemes Settlement Agreement (which is still subject to regulatory approval)

or the Framework Agreement dated as of April 25, 2008 among SCL, GE SeaCo SRL, General Electric Capital Corporation, Genstar Container Corporation, GE Capital Container SRL, and GE Capital Container Two SRL.  Holders of SCL’s common shares will not receive any distribution on account of such interests, although such common shares will remain outstanding until the dissolution of Reorganized SCL under Bermuda law.  The Company recommends that its stakeholders refer to the limitations and qualification included in the Plan, the Disclosure Statement and the appendices thereto (including the Plan Recovery Analysis).

Other events

As previously disclosed, the Bermuda Court set November 12, 2008 as the date for the meeting of creditors of SCL, at when they would vote to approve or reject the scheme of arrangement (the “SCL Scheme of Arrangement”) proposed pursuant to section 99 of the Companies Act 1981 of Bermuda between SCL and certain of its creditors (the “Scheme Creditors”).  The requisite percentage of Scheme Creditors in number and in value voted to approve the SCL Scheme of Arrangement and, on November 21, 2008, the Bermuda Court sanctioned the SCL Scheme of Arrangement.  On November 25, 2008, the SCL Scheme of Arrangement became effective when the order sanctioning the SCL Scheme of Arrangement was delivered to the Registrar of Companies of Bermuda.  Copies of the SCL Scheme of Arrangement and its related Explanatory Statement were previously filed with the SEC as Exhibit 99.6 to a Current Report Form 8-K filed on September 18, 2008, and are incorporated herein by reference.

On October 16, 2008, the High Court of Justice of England & Wales (the “English Court”) authorized solicitation of votes on and set October 27, 2008 as the date for the certain creditors (the “U.K. Scheme Creditors”) to vote to approve or reject, the following five schemes of arrangement proposed pursuant to section 896 of the Companies Act 2006 of England & Wales, by certain subsidiaries of SCL: (1) scheme of arrangement between 0438490 Travel Limited and its scheme creditor, consisting of a scheme of arrangement and a related explanatory statement (the “0438490 Travel Scheme of Arrangement”); (2) scheme of arrangement between 1882420 Limited and its scheme creditor, consisting of a scheme of arrangement and a related explanatory statement (the “1882420 Scheme of Arrangement”); (3) scheme of arrangement between SC Maritime Limited and its scheme creditors, consisting of a scheme of arrangement and a related explanatory statement (the “SC Maritime Scheme of Arrangement”); (4) scheme of arrangement between SCSL and its scheme creditors, consisting of a scheme of arrangement and a related explanatory statement (the “SCSL Scheme of Arrangement”); and (5) scheme of arrangement between Yorkshire Marine Containers Limited and its scheme creditor, consisting of a scheme of arrangement and a related explanatory statement (the “YMCL Scheme of Arrangement” and, together with the 0438490 Travel Scheme of Arrangement, the 1882420 Limited Scheme of Arrangement, the SC Maritime Scheme of Arrangement, and the SCSL Scheme of Arrangement, the “U.K. Schemes of Arrangement”).  The requisite percentage of U.K. Scheme Creditors in number and in value voted to approve each U.K. Scheme of Arrangement and, on November 4, 2008, the English Court sanctioned each U.K. Scheme of Arrangement.  Each U.K. Scheme of Arrangement is expected to become effective contemporaneously with the effective date of the Plan, or if the trustees for the Sea Containers 1983 Pension Scheme and the Sea Containers 1990 Pension Scheme (the “Pension Schemes”) are satisfied that all steps have been taken to ensure that the Pension Schemes are eligible to enter into the Pension Protection Fund (as defined in the Plan), the U.K. Schemes of Arrangement could otherwise become effective the day before the effective date of the Plan.  Copies of the U.K. Schemes of Arrangement were previously filed with the SEC as Exhibits 99.1 to 99.5 to a Form 8-K filed on October 15, 2008, and are incorporated herein by reference.

Limitation on Incorporation by Reference

The information, including Exhibits 2.1 and 2.2, in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by the Company may contain forward-looking statements within the “safe harbor” provisions of the

Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:  (i) the Company’s ability to successfully consummate the Plan (including risks related to consummation of the GE SeaCo Settlement Closing, Pension Schemes Settlement Closing and Exit Facility closing); (ii) the ability of the Company to continue as a going concern; (iii) the ability of the Company to operate subject to the terms of its debtor in possession financing and the ability of Newco to consummate the funding contemplated by the Exit Facility; (iv) the Company’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Cases”) prosecuted by it from time to time; (v) risks associated with third parties proposing and confirming one or more plans of reorganization; (vi) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) the Company’s ability to maintain contracts and leases that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations; (ix) the ability of the Company to execute its business plans and strategy; (x) the ability of the Company to attract, motivate and/or retain key executives and associates; (xi) increased competition in the container leasing industry; and (xii) such other risks and uncertainties, including with respect to the Plan Recovery Analysis, identified in the Plan, the Disclosure Statement or the appendices thereto (including those risks and uncertainties identified in Article VII to the Disclosure Statement, Certain Factors to be Considered Prior to Voting).  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
2.1	Order Approving Findings of Fact, Conclusions of Law, and Order Confirming Fourth Amended Joint Plan of Reorganization

2.2	Debtors’ Fourth Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEA CONTAINERS LTD.

	By:	/s/Laura Barlow
Laura Barlow
Chief Financial Officer and Chief Restructuring
Officer

Date: December 1, 2008

EXHIBIT INDEX

Exhibit	Description
2.1	Order Approving Findings of Fact, Conclusions of Law, and Order Confirming Fourth Amended Joint Plan of Reorganization

2.2	Debtors’ Fourth Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code